===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ELECTRONIC CLEARING HOUSE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        ELECTRONIC CLEARING HOUSE, INC.

                                --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 4, 1999

                                --------------

To the Shareholders of Electronic Clearing House, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Electronic Clearing House, Inc. (the "Company") will be held at the Radisson Hotel, Agoura Hills, California on Thursday, February 4, 1999 at 10:30 a.m. for the following purposes:

     1. To elect one Director to serve for the respective term specified herein;

     2. To amend Article Fourth of the Articles of Incorporation;

     3. To amend the Incentive Stock Option Plan;

     4. To ratify or reject the selection of PricewaterhouseCoopers as independent public accountants of the Company;

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 11, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it promptly in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.



                         By Order of the Board of Directors,

                         DONNA L. CAMRAS
                         Corporate Secretary



Agoura Hills, California
Dated: January 4, 1999

                                PROXY STATEMENT

                        ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                             AGOURA HILLS, CA 91301

                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 4, 1999

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 4, 1999 at 10:30 a.m., Pacific Standard Time, at the Radisson Hotel, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 4, 1999.

                                    PROXIES

The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

PLEASE MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                                       1.

On December 11, 1998, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the Meeting 16,621,541 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "for", "against", or "withheld" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. A majority of votes cast is required to pass a proposal.

                        PRINCIPAL OWNERS OF COMMON STOCK

The following table sets forth the beneficial owners of more than 5% of the Company's voting securities as of the record date, December 11, 1998.

                                              Amount of
Title           Name and Address              Beneficial       Percent
of Class       of Beneficial Owner            Ownership       of Class
--------      ---------------------         ---------------   ---------
Common        Arthur Geiger                 1,290,900 /[1]/       7.77%
              P.O. Box 309
              Morristown, NJ  07963

Common        Robert Feury                    912,000 /[2]/       5.49%
              15 East Union Street
              East Rutherford, NJ  07073

Common        Herbert Smilowitz             1,165,000 /[1]/       7.00%
              15 East Union Street
              East Rutherford, NJ  07073

--------------
/[1]/ Includes warrants issued in connection with various loans and underlying common shares in connection with Series K Preferred Stock.
/[2]/ Includes underlying common shares in connection with Series K Preferred Stock.

To the Company's knowledge, no other individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

                                       2.

The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of the record date, December 11, 1998:

                              Number of Shares           Percentage of
Name & Address               Beneficially Owned        Common Stock/[1]/
--------------               ------------------        -----------------
Joel M. Barry                  1,007,250 /[2]/               5.73%
28001 Dorothy Drive
Agoura Hills, CA 91301

Donna Camras                      60,000 /[2]/               0.36%
28001 Dorothy Drive
Agoura Hills, CA 91301

Alice L. Cheung                  170,000 /[2]/               1.01%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                       155,110 /[2]/               0.93%
28001 Dorothy Drive
Agoura Hills, CA 91301

R. Marshall Frost                 20,000 /[2]/               0.12%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin                    182,637 /[2]/               1.09%
28001 Dorothy Drive
Agoura Hills, CA  91301

Fariborz Hamzei                  308,333 /[3]/               1.82%
28001 Dorothy Drive
Agoura Hills, CA  91301

Herbert L. Lucas, Jr.            500,222 /[3,5]/             2.95%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Carl W. Schafer                  408,333 /[3]/               2.40%
P.O. Box 1164
Princeton, NJ 08542

Rick Slater                      216,000 /[2]/               1.28%
2630 Townsgate Road
Westlake Village, CA 91361

Larry Thomas                     905,000 /[2,4]/             5.24%
28001 Dorothy Drive
Agoura Hills, CA  91301

Patricia Atlas Williams           80,000 /[2]/               0.48%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jack Wilson                      180,000 /[2]/               1.07%
28001 Dorothy Drive
Agoura Hills, CA 91301

All officers and directors
as a group (13 persons)        4,192,885 /[1]/              20.66%

--------------
/[1]/ Outstanding common shares with effect given to individual shareholder's exercise of stock options described in footnotes 2 through 5.
/[2]/  Includes options according to the terms of the Incentive Stock Option
       Plan.
/[3]/  Includes options granted to outside directors.
/[4]/  Includes common shares as payment for acquisition.
/[5]/ Includes 141,889 shares indirectly owned by Mr. Lucas through a trust for his wife.

                                       3.

                             ELECTION OF DIRECTORS

One director is proposed to be elected at the Annual Meeting. The director will be elected to hold office until the conclusion of his respective three-year term and thereafter until the election and qualification of his successor.

Nominees
--------
The nominee for election to the Board of Directors is Joel M. Barry. Mr. Fariborz Hamzei, for personal reasons, decided not to stand for another term as director. His directorship will terminate at the end of his current term in February 1999.

Directors
---------
The current members of the Board of Directors are:

                                   Director     Position with    Term Ending
Name                     Age        Since        the Company      February:
----                     ---       --------     -------------     ---------
Larry Thomas              52         1997      President, COO        2001
                                               and Director

Joel M. Barry             48         1986      Chairman and CEO      1999

Fariborz Hamzei           40         1988      Director              1999

Herbert L. Lucas, Jr.     72         1991      Director              2000

Carl W. Schafer           62         1986      Director              2001

LARRY THOMAS, age 52, joined the Company in November 1995, has served as Senior Vice President since June 1996, and was appointed President and Chief Operating Officer in October 1997. Prior to joining the Company, Mr. Thomas was a charter member of the Cellular Digital Packet Data (CDPD) specification effort and through the company he founded, XYNet Software Technologies, managed the development and delivery to several carriers of CDPD accounting and provisioning software. Mr. Thomas served Unisys/Burroughs Corporation for 20 years as a system software/hardware developer, manager, and division general manager, with his last position as Vice President of Unisys Network Management Systems. Mr. Thomas has been a consultant, author, and speaker on Internet and OSI related technologies, network management protocols, complex software systems and large-network solutions for major system integration firms. Mr. Thomas holds an MSEE and BSEE from Rice University in Houston, Texas, as well as a BA in Economics from Rice.

JOEL M. BARRY, age 48, has been a Director of the Company since July 8, 1986, Chairman of the Board since December 26, 1986, served as Chief Financial Officer from May 1, 1987 to June 9, 1990, and Executive Vice President from October 12, 1987 to June 29, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the NCCR and CBC subsidiaries. Since approximately August 1981, Mr. Barry has been a lecturer and investment counselor regarding investment partnerships. Mr. Barry was the founder and President of Basics Financial Planning & Investments, Inc. ("Basics"), a financial management firm, formed in August 1983 and dissolved in June 1991. Basics is the successor to Dynamic Seminars, a firm founded by Mr. Barry in August 1981.

FARIBORZ HAMZEI, age 40, has been a director since 1988. Mr. Hamzei is currently an independent financial consultant and has been Vice President of Market Analysts of Southern California since 1996. Mr. Hamzei was President of Caspian Capital Corporation, Los Angeles, California, from July, 1990 to December, 1991, and Executive Vice President of Caspian Capital Corporation from August, 1988 to July, 1990. Previously, he was President and Chief Executive Officer of International Message Switching Corporation, a publicly held company from August 1987 to October 1987. Mr. Hamzei has also held various positions in two high tech start-up companies, and from 1978 through 1982 held various management positions at Northrop's Aircraft Division. Mr. Hamzei holds a BS degree in engineering from Princeton University.

                                       4.

HERBERT L. LUCAS, age 72, has been a director since 1991. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Management Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas also serves as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He also was formerly a member of the Board of Trustees of Princeton University.

CARL W. SCHAFER, age 62, has been a Director since July 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July 1976 to October 1987. From October 1987 to April 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Director of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April 1990. Mr. Schafer also holds the following positions: Director/Trustee of the Paine Webber and Guardian Families of Mutual Funds; Director of Roadway Express, Inc., a trucking company; Director of Frontier Oil Corporation, an oil and gas refiner; Director of Evans Systems, Inc., a petroleum product marketer, convenience store, and diversified company; Director of Nutraceutix, Inc., a bio technology company; Director of Base Ten Systems, Inc., a software company; and Chairman of The Johnson Atelier and School Of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

Board of Directors' Meetings
----------------------------
During fiscal year 1998, there were five regular meetings and one special meeting of the Board of Directors. Mr. Hamzei attended five meetings and the remaining directors attended all six meetings.

Officers
--------
Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

                                       5.

                             EXECUTIVE COMPENSATION

Cash Compensation of Officers
-----------------------------
The following table sets forth the total compensation paid and stock options and warrants offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                            Annual             Long Term
                                                         Compensation         Compensation
                                                         ------------         ------------

                                                                               Securities
                        Capacities in                                          ----------
Name                    Which Served              Year     Salary/[1]/      Underlying Options/[2]/
-----                   -------------             ----     ------           ------------------
Joel M. Barry           Chairman/Chief            1998     $162,616/[3]/
                        Executive Officer         1997      160,282/[4]/             -
                                                  1996      120,000              650,000

Larry J. Thomas         President/Chief           1998     $146,937/[5]/         100,000
                        Operating Officer         1997      111,250/[6]/             -
                                                  1996       85,000              300,000

Jesse Fong              Vice President            1998     $110,135/[7]/             -
                                                  1997       86,120/[8]/          20,000
                                                  1996       80,000                  -

--------------
/[1]/ The Company provides Messrs. Barry and Thomas with an automobile. Mr. Barry, Mr. Thomas and Mr. Fong are participants of a Company sponsored 401(K) plan. There has been no compensation paid other than that indicated in the above table.
/[2]/ None of these options have been exercised. See "Stock Option Plan". /[3]/ Mr. Barry's salary includes a $14,000 bonus and a $1,117 vacation paydown.
/[4]/ Mr. Barry's salary includes an $18,000 bonus and a $12,282 vacation paydown.
/[5]/  Mr. Thomas's salary includes a bonus of $11,000.
/[6]/  Mr. Thomas's salary includes a bonus of $11,250.
/[7]/  Mr. Fong's salary includes a bonus of $27,433.
/[8]/  Mr. Fong's salary includes a $1,000 bonus and a $3,320 vacation paydown.

                                       6.

                        FISCAL 1998 OPTION GRANTS TABLE
                        -------------------------------

The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 1998. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                                                               Potential Realization
                                                                                  Value at Assumed
                                                                                  Annual Rates of
                                                                                    Stock Price
                                                                                  Appreciation for
                                    Percent of                                      Option Term
                                   Total Granted       Exercise                ---------------------
                      Options      to Employees in       Price      Expiration
Name                  Granted        Fiscal Year        ($/sh)         Date       5% ($)   $10% ($)
----                  -------      ---------------    ---------     ----------    ------   --------
Joel M. Barry          none             n/a               -             -           n/a       n/a
Larry Thomas          100,000          37.7%            $1.12         10/07       $53,000   $128,000
Jesse Fong             none             n/a               -             -           n/a       n/a

The following table sets forth the number of unexercised options held by the Company's Chief Executive Officer and each of its executive officers other than the Chief Executive Officer whose compensation exceeded $100,000 during fiscal 1998.

                      AGGREGATED OPTION/SAR EXERCISES AND
                       FISCAL-YEAR OPTION/SAR VALUE TABLE
                       ----------------------------------

                                                                 Value of
                                                 Number of      unexercised
                     Shares                     unexercised     in-the-money
                   acquired on     Value        options/SARS    Options/SARS
      Name         exercise #     realized        FY-end #    at FY-end $/[1]/
----------------   -----------   -----------    ------------  ----------------
Joel M. Barry          -0-           -0-            650,000           $429,000
Larry Thomas           -0-           -0-            400,000           $100,000
Jesse Fong             -0-           -0-             70,000           $ 28,000

--------------
/[1]/ Based on the closing sales price of the Common Stock on September 30, 1998 of $1.06 per share, less the option exercise price.

Compensation of Directors
-------------------------

Outside directors are entitled to receive $1,500 per quarter plus reasonable expenses incurred in connection therewith. Directors are not compensated for special meetings other than regular meetings. Each one of the outside directors was awarded 33,333 shares of stock options at market price during fiscal 1998.

                                       7.

Stock Option Plan
-----------------

On May 13, 1992, the Company's Board of Directors authorized adoption of an Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 325,000 stock options, each to purchase one share of the Common Stock for $0.85 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

On May 1, 1995, Jesse Fong was granted 50,000 five-year options each to purchase one share of Common Stock at $0.50 per share.

On September 30, 1995, Joel M. Barry was granted 650,000 five-year options each to purchase one share of Common Stock at $0.40 per share.

On January 2, 1996, Larry Thomas was granted 100,000 five-year options each to purchase one share of common stock at $0.50 per share.

On August 30, 1996, Larry Thomas was granted 200,000 five-year options each to purchase one share of common stock at $0.84 per share.

On November 18, 1996, the Company's Board of Directors authorized an increase in the Plan to 3,375,000 options and was ratified by the shareholders at the Annual Meeting held in February 1997.

On February 6, 1997, Jesse Fong was granted 20,000 five-year options each to purchase one share of Common Stock at $1.47 per share.

On October 29, 1997, Larry Thomas was granted 100,000 five-year options each to purchase one share of common stock at $1.12 per share.

Employee Benefit Plans
----------------------
The Company does not presently have a formal stock option plan for employees.

Employment Agreements
---------------------

Mr. Thomas entered into a four-year employment contract, effective October 16, 1997, which provides for a salary of $137,500 with $5,000 salary increases annually. At the time the employment contract was signed, Mr. Thomas owned 300,000 shares of the Company's stock options which became fully vested immediately. Additionally, Mr. Thomas was awarded 100,000 shares of stock options within one month after signing of the contract, and 100,000 shares of stock options each year for three additional years within one month after the anniversary of the contract, issued under the five-year vesting criteria and having a strike price equal to the existing market bid price on the day of the award.

                                       8.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement
-----------------------------------------------------------------------------
Plans
-----
In addition to salary, the Committee, from time to time, grants options to executive officers and key personnel. The Committee thus views options grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate executive officers and key personnel to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer or key personnel is their ability to influence the Company's long-term growth and profitability.

The Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. The Company believes that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

Mr. Thomas is entitled to receive an annual bonus which ranges between 20% to 50% of his base salary compensation provided he meets the target performance as agreed upon and set each fiscal year by the Company's Chief Executive Officer and approved by the Board of Directors. Additionally, Mr. Thomas is entitled to various performance-based stock options and cash bonuses upon meeting certain predetermined levels of net income and earnings per share generated by the Company during the term of the contract.

The Company has a contributory 401(K) Retirement Pension Plan which covers all employees who are qualified under the plan provisions.


     --------------------------------------------------------------------


                            DESCRIPTION OF PROPOSAL

PROPOSAL 1

PROPOSAL TO ELECT ONE DIRECTOR TO SERVE FOR THE RESPECTIVE TERM SPECIFIED
-------------------------------------------------------------------------

On November 4, 1998, the members of the Nominating Committee passed a motion to nominate Mr. Joel M. Barry for election to the Board of Directors for a three-year term.

                                       9.

PROPOSAL 2

PROPOSAL TO AMEND ARTICLE FOURTH OF THE ARTICLES OF INCORPORATION
-----------------------------------------------------------------

Article Fourth of the Articles of Incorporation provides that the Company presently has an authorized capital consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share, and 26,000,000 shares of Common Stock par value $.01 per share. If the proposed amendment is passed, the Company will have an authorized capital consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share, and 36,000,000 shares of Common Stock, par value $.01 per share.

                                    PRESENT:

"FOURTH: The amount of the total authorized capital stock of the corporation is Three Hundred Ten Thousand Dollars ($310,000), which shall consist of twenty-six million (26,000,000) shares of Common Stock at the par value of One Cent ($.01) each and five million (5,000,000) shares of Preferred Stock having par value of One Cent ($.01) each."

                                   PROPOSED:

"FOURTH: The amount of the total authorized capital stock of the corporation is Four Hundred Ten Thousand Dollars ($410,000), which shall consist of thirty-six
--------------------------------------------                         ----------
million (36,000,000) shares of Common Stock at the par value of One Cent ($.01)
--------------------
each and five million (5,000,000) shares of Preferred Stock having par value of One Cent ($.01) each."

The purpose of this proposed amendment is to enable the Company to have sufficient shares, as required, to consider merchant portfolio acquisitions, to consider related business acquisitions, to raise capital through a stock offering, to provide underlying shares for options, and for other corporate purposes.

PROPOSAL 3

PROPOSAL TO AMEND INCENTIVE STOCK OPTION PLAN
---------------------------------------------

On November 19, 1998, the Company's Board of Directors authorized the amending of the Incentive Stock Option Plan ("Plan"), subject to ratification by the shareholders at the Annual Meeting.

                                    PRESENT:

    3.  Shares Subject to the Plan
        --------------------------
        Subject to adjustment as provided in Section 15 hereof, the aggregate maximum number of Shares which are available for the grant of Options under this Plan is Three Million Three

                                      10.

Hundred Seventy-Five Thousand (3,375,000) Shares. The Shares may be, in whole or in part as the Board of Directors shall from time to time determine, issued Shares that shall have been reacquired by the Company or authorized but unissued Shares, whether now or hereafter authorized. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unused Shares subject thereto shall again be available for other Options to be granted under the Plan.

                                   PROPOSED:

    Shares Subject to the Plan
    --------------------------
    Subject to adjustment as provided in Section 15 hereof, the aggregate maximum number of Shares which are available for the grant of Options under this Plan is Five Million Three Hundred Seventy-Five Thousand (5,375,000) Shares.
        ------------------------------------------------------------
The Shares may be, in whole or in part as the Board of Directors shall from time to time determine, issued Shares that shall have been reacquired by the Company or authorized but unissued Shares, whether now or hereafter authorized. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unused Shares subject thereto shall again be available for other Options to be granted under the Plan.


The purpose of this amendment is to dedicate adequate shares into the Incentive Stock Option Plan in order to attract and maintain the highest quality officers and key personnel for service with the Company. Assuming Proposal 2 is approved, the shares available under the Incentive Stock Option Plan would constitute 14.9% of total authorized shares.


PROPOSAL 4
----------

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF AUDITORS
--------------------------------------------------------

The Board of Directors has appointed PricewaterhouseCoopers, independent certified public accountants, as auditors of the Company for the current fiscal year. PricewaterhouseCoopers has audited the financial statements of the Company since 1984, and has no other relationship with or interest in the Company.

     --------------------------------------------------------------------

                                      11.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.
                        ---

SHAREHOLDER PROPOSALS AND OTHER MATTERS
---------------------------------------

Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 2000, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 1999.

If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Camras, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: dcamras@echo-inc.com.



                               By order of the Board of Directors,

                               DONNA L. CAMRAS
                               Corporate Secretary
Dated: January 4, 1999

                                      12.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for proposals 1 through 5.

                        ELECTRONIC CLEARING HOUSE, INC.
          P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA 91301

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Larry Thomas and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 11, 1998, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 4, 1999, or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]
                                              KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH HERE AND RETURN THIS PORTION ONLY)

                     ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated January 5, 1998, as follows:

1. ELECTION OF DIRECTORS

The Nominee is: JOEL M. BARRY

[_] For the Nominee Listed or, if needed nominee is unable to serve, for a substitute nominee.

[_] Withhold Authority to Vote for Nominee Listed in the Proxy Statement.


For  Against  Abstain
[_]    [_]      [_]      2. PROPOSAL TO AMEND ARTICLE FOURTH OF THE ARTICLES OF
                            INCORPORATION.

[_]    [_]      [_]      3. PROPOSAL TO AMEND THE INCENTIVE STOCK OPTION PLAN.

[_]    [_]      [_]      4. PROPOSAL TO RATIFY THE SELECTION OF
                            PRICEWATERHOUSECOOPERS AS INDEPENDENT PUBLIC
                            ACCOUNTANTS.

[_]    [_]      [_]      5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
                            BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-------------------------------------   ------------------------------   -------
Name/Signature in which Stock is Held   Name/Signature if Held Jointly   Date

Please mark, sign, date and return this Proxy immediately. With your cooperation, we can be ensured of a quorum.

PLEASE INDICATE ANY CHANGES IN ADDRESS ON REVERSE OF THIS PROXY FORM. THANK YOU.